SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2004

HEI, Inc.

(Exact name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, including Zip Code)

(952) 443-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Stock Purchase Agreement
Registration Rights Agreement
Form of Warrant to Stock Purchase Agreement

     This filing is an amendment to the previously filed Form 8-K of HEI, Inc., a Minnesota Corporation (“HEI”), dated February 18, 2004, regarding HEI’s private placement of 1,180,000 shares of common stock.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits:

2.1	Stock Purchase Agreement dated February 13, 2004, by and among HEI, Inc. and the Investors listed on Exhibit A thereto.(1)(2)

2.2	Registration Rights Agreement dated February 13, 2004, by and among HEI, Inc. and the Purchasers listed on Schedule 1 thereto.(2)(3)

2.3	Form of Warrant issued to the Investors listed on Exhibit A to the Stock Purchase Agreement dated February 13, 2004 (see Exhibit 2.1).(2)

99.1	Press Release dated February 17, 2004, announcing private placement.(4)

(1)          Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits, other than Exhibit A (List of Investors), Exhibit B (Form of Warrant attached to this Current Report as Exhibit 2.3) and Exhibit C (the Registration Rights Agreement attached to this Current Report on Form 8-K as Exhibit 2.2), and the schedules, to the Stock Purchase Agreement have been omitted. HEI, Inc. agrees to supplementally furnish such schedules and exhibits upon request from the Securities and Exchange Commission.

(2)          Filed herewith.

(3)          Pursuant to Item 601(b)(2) of Regulation S-K, the acceptance schedules to the Registration Rights Agreement have been omitted. HEI, Inc. agrees to supplementally furnish such schedules upon request from the Securities and Exchange Commission.

(4)          Incorporated hereby by reference to the Current Report on Form 8-K of HEI, Inc. filed with the Securities and Exchange Commission on February 18, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.

Dated: February 19, 2004	By	/s/ Douglas J. Nesbit

Douglas J. Nesbit
Its: Chief Financial Officer, Treasurer, Secretary